July 23, 2014 1 United Stationers Inc. Earnings Presentation Second Quarter 2014 Exhibit 99.2

July 23, 2014 2
Forward Looking Statements and
Non-GAAP Measures
This presentation  contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature.  These statements are based on management’s current expectations, forecasts and assumptions.  This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to the following: United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration; end-user demand for products in the office, technology, and furniture product categories may continue to decline; prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on supplier allowances and promotional incentives; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of supply chain disruptions or changes in key suppliers’ distribution strategies; United’s ability to maintain its existing information technology systems and the systems and e-commerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by
United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting United’s business; the availability of financing sources to meet United’s business needs; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this news release is made as of this date only, and the company does not undertake to update any forward-looking statement.  Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange
Commission and in other written statements it makes from time to time.  It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information.  A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website
(www.unitedstationers.com) under the Investor Information section.  Except as noted, all references within this presentation to financial results are presented in accordance with U.S. Generally Accepted Accounting Principles.
Certain prior-period amounts have been reclassified to conform to the current presentation.

July 23, 2014
Headlines For the Three Months Ended June 30, 2014
Sales were $1.32 billion, up 3.6% from $1.27 billion in Q2 2013.
Earnings per diluted share were $0.85 compared with Q2 2013 EPS of
$0.86.
Gross margin of $199.5 million, or 15.1% of sales, was down from $201.9 million, or 15.8% of sales, in the prior-year quarter.
Operating expenses in Q2 2014 were $142.2 million, or 10.8% of sales, compared with operating expenses of $143.0 million, or 11.2% of sales, in
Q2 2013.
Operating income was $57.3 million, or 4.3% of sales, compared to operating income of $58.9 million, or 4.6% of sales, in the prior-year quarter.
Net income in the current quarter was $33.3 million compared with net income of $34.7 million in Q2 2013.
During the current quarter, the Company repurchased 0.5 million shares for
$18.7 million and paid cash dividends of $5.5 million to common shareholders.
3

July 23, 2014
Headlines For the Six Months Ended June 30, 2014
Sales were $2.57 billion, up 1.9% from $2.52 billion in the first six months of
2013.
Earnings per diluted share were $1.40, compared to adjusted EPS of $1.42*
in the first half of 2013.
Gross margin of $386.5 million, or 15.0% of sales, was down from $390.5 million, or 15.5% of sales, in the prior-year period.
Operating expenses in first half of 2014 were $291.0 million, or 11.3% of sales, compared with adjusted operating expenses of $291.9 million*, or
11.6%* of sales in the prior-year period.
Operating income was $95.5 million, or 3.7% of sales, compared to adjusted operating income of $98.6 million*, or 3.9%* of sales, in the prior-year period.
Net income in the first six months of 2014 was $55.2 million compared with adjusted net income of $57.5 million* in the first six months of 2013.
During the year, the Company repurchased 0.8 million shares for $31.1 million and paid cash dividends of $11.0 million to common shareholders.
4

July 23, 2014 5
Consolidated Statement of Income
For the Three Months Ended June 30, 2014 and 2013
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ thousands (except EPS) QTD Q2 2014 QTD Q2 2014 QTD Q2 2013 QTD Q2 2013 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,320,037 $  1,274,494 $  45,543 $    3.6%
Gross Margin 199,460 15.11% 201,936 15.84% (2,476) (1.2%) (73)
Operating Expense 142,186 10.77% 143,009 11.22% 823 0.6% 45
Operating Income 57,274 4.34% 58,927 4.62% (1,653) (2.8%) (28)
Interest & Other 3,833 2,856 (977)
Taxes 20,110 21,401 1,291
Net Income 33,331 $       34,670 $       (1,339) $
Diluted Shares (000s) 39,226 40,328 1,102 2.7%
Diluted EPS 0.85 $          0.86 $          (0.01) $      (1.1%)

July 23, 2014 6
Consolidated Statement of Income
For the Six Months Ended June 30, 2014 and 2013
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ thousands (except EPS) YTD Q2 2014 YTD Q2 2014 YTD Q2 2013 YTD Q2 2013 Fav (Unfav) Fav (Unfav) basis points
Net Sales 2,574,176 $   2,524,979 $   49,197 $       1.9%
Gross Margin 386,543         15.02% 390,461         15.46% (3,918)          (1.0%) (44)
Operating Expense 291,035         11.31% 306,293         12.13% 15,258          5.0% 82
Operating Income 95,508          3.71% 84,168          3.33% 11,340          13.5% 38
Interest & Other 7,207            5,969            (1,238)
Taxes 33,113          29,655          (3,458)
Net Income 55,188 $        48,544 $        6,644 $
Diluted Shares (000s) 39,435          40,475          1,040           2.6%
Diluted EPS 1.40 $           1.20 $           0.20 $          16.7%
Adjusted to exclude non-operating items *
Adjusted Operating Expense 291,035 $      11.31% 291,861 $      11.56% 826 $           0.3% 25
Adjusted Operating Income 95,508          3.71% 98,600          3.90% (3,092)          (3.1%) (19)
Adjusted Net Income 55,188          57,492          (2,304)          (4.0%)
Adjusted Diluted EPS 1.40 $           1.42 $           (0.02) $         (1.4%)

July 23, 2014 7
Sales by Product Category – Q2 2014
**Industrial sales includes the impact of the acquisition of CPO Commerce, Inc. on May 30, 2014
*** Industrial sales includes the impact of the acquisition of OKI Supply Co. on November 1, 2012
Sales Sales Sales Sales Sales
growth (decline) growth (decline) growth (decline) growth (decline) growth (decline)
Q2 2014** Q1 2014 Q4 2013*** Q3 2013*** Q2 2013***
Category vs Q2 2013** vs Q1 2013 vs Q4 2012*** vs Q3 2012 vs Q2 2012
Technology (1.9%) (3.0%) (11.1%) (1.6%) (6.3%)
Office Products 2.1% 1.6% (2.6%) (3.3%) (4.0%)
Furniture 2.2% (3.8%) (4.5%) (2.8%) (5.1%)
Janitorial/
Breakroom 7.5% 2.3% 7.1% 3.8% 2.6%
Industrial 10.8% 1.4% 10.8% 30.4% 31.5%
Janitorial/Breakroom
28%
Industrial
11%
Technology 29%
Office Products 26%
Furniture
6%
Q2 2014
Sales Mix
Total Office
Products 61%

July 23, 2014 8
Sales by Channel – Q2 2014
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q2 2014 Q1 2014 Q4 2013 Q3 2013 Q2 2013
Channel vs Q2 2013 vs Q1 2013 vs Q4 2012 vs Q3 2012 vs Q2 2012
Independent
& Other 2.7% 0.9% (1.6%) 2.8% 0.0%
Nationals 10.0% (3.7%) (1.9%) (3.3%) (0.9%)
Independent
& Other
88%
Nationals
12%
Q2 2014

July 23, 2014 9
Gross Margin
Q2 13 Q3 13 Q4 13 Q1 14 Q2 14
Dollars $201.9 $203.7 $195.5 $187.1 $199.5
Rate
15.8% 15.2% 16.0% 14.9% 15.1%
10.0%
12.5%
15.0%
17.5%
20.0%
$150.0
$160.0
$170.0
$180.0
$190.0
$200.0
$210.0
dollars in millions

July 23, 2014 10
Adjusted Operating Expense*
Q2 13 Q3 13 Q4 13 * Q1 14 Q2 14
Dollars
$143.0 $136.3 $137.9 $148.8 $142.2
Rate
11.2% 10.2% 11.3% 11.9% 10.8%
7.5%
10.0%
12.5%
15.0%
$100.0
$125.0
$150.0
dollars in millions

July 23, 2014 11
Adjusted Operating Income*
Q2 13 Q3 13 Q4 13 * Q1 14 Q2 14
Dollars $58.9 $67.4 $57.5 $38.2 $57.3
Rate 4.6% 5.0% 4.7% 3.0% 4.3%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
dollars in millions

July 23, 2014 12
Adjusted Earnings per Share*
Q2 13 Q3 13 Q4 13 * Q1 14 Q2 14
EPS
$0.86 $1.01 $0.86 $0.55 $0.85
Diluted Shares 40.328 40.031 39.915 39.655 39.226
$-
$0.20
$0.40
$0.60
$0.80
$1.00
shares in millions

July 23, 2014 13
Working Capital Summary
$ Millions 3/31/2013 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014
Accounts Receivable 632.2 $            662.2 $            695.0 $          643.4 $          658.4 $          662.8 $
Inventories (LIFO) 726.2               732.2               722.8             830.3             748.5             804.4
Accounts Payable 431.9               475.2               469.9             476.1             397.2             486.6
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
Net Trade A/R DSO 39                    39                    39                  38                 40                 38
Inventory Turns 5.7                   5.9                   6.2                 5.3                5.4                5.8
A/P as % Inventory (LIFO) 59% 65% 65% 57% 53% 60%
A/P as % Inventory (FIFO) 52% 56% 56% 51% 46% 53%

July 23, 2014 14
Cash Flows
QTD QTD QTD QTD 2013 QTD QTD 2014
$ Millions Q1 13 Q2 13 Q3 13 Q4 13 YTD Q1 14 Q2 14 YTD
Net Income 13.8 $           34.7 $           40.5 $           34.2 $           123.2 $         21.9 $           33.3 $           55.2 $
Depreciation & Amortization 9.7               10.1             10.1             10.3             40.2             9.5               10.4             19.9
Share-based compensation 2.4               3.1               2.0               3.3               10.8             3.2               1.1               4.3
Change in Accounts Receivable 26.3             (30.3)            (32.9)            51.6             14.7             (15.6)            (2.1)              (17.7)
Change in Inventory 40.8             (9.2)              9.3               (107.5)           (66.6)            81.7             (42.4)            39.3
Change in Accounts Payable (63.2)            43.1             (5.4)              6.2               (19.3)            (78.9)            72.3             (6.6)
Change in Other Working Capital (30.6)            11.8             13.7             0.9               (4.2)              (13.2)            10.4             (2.8)
Change in Working Capital (26.7)            15.4             (15.3)            (48.8)            (75.4)            (26.0)            38.2             12.2 $
Other (12.6)            (4.6)              (3.2)              (3.7)              (24.1)            (7.1)              (5.6)              (12.7)
Cash provided by operating activities (13.4)            58.7             34.1             (4.7)              74.7             1.5               77.4             78.9
Capital Expenditures (9.1)              (7.9)              (5.8)              (11.0)            (33.8)            (6.4)              (3.9)              (10.3)
Proceeds from disposition of fixed assets 0.1               3.4               -               -               3.5               0.5               0.4               0.9
Net cash used for capital expenditures * (9.0)              (4.5)              (5.8)              (11.0)            (30.3)            (5.9)              (3.5)              (9.4)
Free Cash Flow * (22.4) $          54.2 $           28.3 $           (15.7) $          44.4 $           (4.4) $           73.9 $           69.5 $

July 23, 2014 15
Debt and Capitalization
$ Millions 3/31/2013 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014
Debt 537.0 $      518.5 $      507.5 $          533.7 $          562.5 $          543.5 $
Equity 755.1         760.5         796.2            825.5            830.0            841.7
Total capitalization 1,292.1 $    1,279.0 $    1,303.7 $       1,359.2 $       1,392.5 $       1,385.2 $
Debt-to-total capitalization 41.6% 40.5% 38.9% 39.3% 40.4% 39.2%